UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2022

ONFOLIO HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41466	37-1978697
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

1007 North Orange Street, 4th Floor, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (682) 990-6920

 __________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ONFO	Nasdaq Capital Market
Warrants To Purchase Common Stock	ONFOW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Underwriting Agreement

On August 25, 2022, Onfolio Holdings Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with EF Hutton, division of Benchmark Investments, LLC (the “Underwriter”), as representative of the several underwriters named on Schedule 1 thereto, relating to the Company’s initial public offering (the “Offering”) of units (the “Units”) pursuant to the Company’s registration statement on Form S-1 (File No. 333-264191) (the “Registration Statement”), under the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the Underwriting Agreement, the Company agreed to sell 2,753,750 Units at a public offering price of $5.00 per Unit (the “Offering Price”), with each Unit consisting of one share of common stock, par value $0.001 per share (the “Common Stock”), and two warrants (the “Warrants”), with each warrant exercisable to purchase one share of Common Stock, at an exercise price of $5.00 per share. The Warrants shall have the rights as set forth under “Warrant Agency Agreement” set forth below. The shares of Common Stock and the Warrants are immediately separable and will be issued separately.

Further to this, the Company has granted the Underwriter a 45-day over-allotment option, if any, to purchase up to a) 413,063 additional shares of Common Stock, and/or b) 826,126 additional Warrants, equivalent to 15% of the shares of Common Stock and Warrants sold in the Offering (the “Option”). On August 29, 2022, the Underwriter partially exercised the Option and purchased 609,750 additional Warrants at the purchase price of $.01 per warrant for aggregate gross proceeds of $6,097.50.

The Company has also agreed to issue the Underwriter a warrant to purchase 82,613 shares of the Company’s common stock at an exercise price of $5.50, which is 110% of the initial public offering price. The Underwriter’s warrant may be exercised in whole or in part, commencing on a date which is six months from August 25, 2022 until August 25, 2027 (the “Representative Warrants”). The form of Representative Warrant is set forth as Exhibit A to the Underwriting Agreement and is incorporated into this Item 1.01 by reference. The foregoing description of the Representative Warrant is qualified in its entirety to the full text of the Representative Warrant.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides that the Company will indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or contribute to payments the underwriters may be required to make because of any of those liabilities. In exchange for the underwriters’ services, the Company agreed to sell the Units to the underwriters at a purchase price of $4.60 per Unit.

The Company’s officers and directors and their affiliates have agreed, subject to certain exceptions, not to offer, issue, sell, contract to sell, encumber, grant any option for the sale of or otherwise dispose of any shares of our Common Stock or other securities convertible into or exercisable or exchangeable for shares of our Common Stock until May 27, 2023 without the prior written consent of the Underwriter.

The Offering closed on August 30, 2022, and the Company sold 2,753,750 shares of Common Stock and 5,507,500 Warrants (6,117,250 Warrants including the Option Warrants) to the underwriters for total gross proceeds of approximately $13.7 million. After deducting the underwriting commissions, discounts, and offering expenses, the Company received net proceeds of approximately $12.1 million.

The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Warrant Agency Agreement

On August 30, 2022, the Company entered into a Warrant Agency Agreement with VStock Transfer LLC (“Warrant Agency Agreement”), pursuant to which VStock Transfer LLC agreed to act as transfer agent with respect to the Warrants. The foregoing summary of the Warrant Agency Agreement is qualified in its entirety by reference to the full text of the Warrant Agency Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

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Item 7.01. Regulation FD Disclosure.

On August 25, 2022 and August 30, 2022, the Company issued press releases announcing the pricing of the Offering and the closing of the Offering, respectively. Copies of the press releases are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

The information disclosed under this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 25, 2022, between the Company and EF Hutton, division of Benchmark Investments, LLC, as representative of the several underwriters named therein
10.1	Warrant Agency Agreement, dated August 30, 2022, between the Company and VStock Transfer LLC.
99.1	Press release dated August 25, 2022
99.2	Press release dated August 30, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONFOLIO HOLDINGS INC.

Date: August 30, 2022	By:	/s/ Dominic Wells
Dominic Wells
Chief Executive Officer

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